SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: March 5, 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



    Nevada                     000-29217                       95-4721385
----------------               ---------                       ----------
(State or other               (Commission                     (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)


6171 W. Century Blvd. Suite 200 LA, CA                       90045
-----------------------------------------                     -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (310) 846-2500

                                 Not Applicable
         (Former name or former address, if changed since last report.)

===============================================================================

Item 1.  Changes in Control of Registrant

         None.

Item 2.  Acquisition or Disposition of Assets

         None.

Item 3.  Bankruptcy or Receivership

         None.


Item 4.  Changes in Accountants

         None.


Item 5.  Other Events and Regulation FD Disclosure

         In the meeting of the Board of Directors of the registrant on October 15, 2002, the registrant was notified that Net Integrated Systems ("NIS"), a Bahamian-registered foreign corporation providing management services to the registrant was placed in receivership. Pursuant to the terms of that certain management Agreement dated December 17, 2001 between NIS and the registrant, the registrant terminated the Agreement. NIS had previously provided a source of financing, liquidity, underwriting, administrative, and technical and customer support services to the registrant. In the meeting of the Board of Directors of the registrant on October 15, 2002, the registrant entered into a Master Support Services Agreement with Merchants Billing Services, Inc, ("MBS") a Nevada corporation. The Agreement calls for MBS to provide underwriting, administrative support services, customer support services, technical support services and provides a source of financing and liquidity to the registrant. The Agreement calls for a management fee in the amount of $10,000 and reimbursement of expenses not to exceed one hundred seventy thousand dollars ($170,000). The Agreement is for a term of one (1) year with automatic renewal for an additional term of one (1) year thereafter. The Agreement by and between MBS and the registrant is attached hereto. Mr. William Barber, President and Chief Executive Officer of the registrant, is the majority owner of MBS.


Item 6.  Resignation of Directors

         None.


Item 7.  Financial Statements Pro Forma Financial & Exhibits

         None.


Item 8.  Changes In Fiscal Year

         None.


Item 9.  Regulation FD Disclosures

         See Items 1, 5 and 6, above.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 5, 2003                        Accesspoint corporation
      -------------------



                                    By:

                                    /s/ William R. Barber
                                    -----------------------------------------
                                    William R. Barber
                                    President

                        MASTER SUPPORT SERVICES AGREEMENT
                        ---------------------------------

     THIS MASTER SUPPORT SERVICES AGREEMENT (the "Agreement") is made and entered into as of this 31st day of October, 2002, by and between MERCHANTS BILLING SERVICES, INC., a Nevada corporation ("MBS") and PROCESSING SOURCE INTERNATIONAL, INC., a California corporation ("PSI").


                                    RECITALS:

     WHEREAS, PSI is an entity that requires underwriting, customer, technical and administrative support services; and

     WHEREAS, PSI desires to engage MBS as the exclusive provider of administrative, customer, technical and underwriting support services to PSI; and

     WHEREAS, MBS desires to accept such engagement as the exclusive provider of administrative, customer, technical and underwriting support services to PSI; and

     WHEREAS, it is in the best interests of all parties to enter into this exclusive Support Services Agreement on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and upon the terms and subject to the conditions hereinafter set forth, the parties, and each of them, do hereby mutually covenant, warrant and agree as follows:

                                    AGREEMENT

     1. Engagement as Exclusive Provider. PSI hereby engages MBS as its exclusive provider of underwriting, customer, technical and administrative support services, effective immediately. MBS hereby accepts such engagement as the exclusive provider of underwriting and administrative support services for PSI.

     2. Services Provided. MBS shall provide to PSI the following services (the "Services") on the terms and conditions set forth herein:

          a.   Underwriting;
          b.   Administrative Support Services;
          c.   Customer Support Services; and
          d.   Technical Support Services.

     3. Consideration. MBS will undertake to perform the services at its cost, plus a reasonable fee. In order to perform the services, MBS will have the right to use all equipment and all software employed currently in operating PSI's business and in providing support services, located on the premises at 6171 Century Boulevard, Suite 200, Los Angeles, CA 90045 (the "Premises"). In the event of any dispute as to the amount or reasonableness of MBS' fees, the parties agree to submit the matter to arbitration in accordance with Paragraph 10, below.

     As additional consideration, MBS has previously advanced, for PSI's benefit, the sum of $73,735.20 as and for a security deposit, and the sum of $12,289.20 in rent, to satisfy PSI's and Accesspoint Corporation's obligations under the sublease of the Premises. As a further consideration, MBS has agreed to assume all liability under the existing sub-lease of the Premises and to hold PSI and its parent, Accesspoint Corporation, harmless therefor.

     4. Transfer of Employees. The parties recognize that to perform its obligations under this Agreement, MBS will necessarily have to employ PSI's existing employees. PSI hereby grants permission to MBS to hire all of its employees and waives any rights it may or may not have to assert any rights based upon such hirings.

     5. Term. This Agreement shall remain in full force and effect for a period of five (5) years from the date first above written, and shall automatically renew thereafter for consecutive one-year periods unless either party terminates prior to any subsequent renewal term by providing thirty (30) days' written notice to the other party.

     6. Entire Agreement. This Agreement constitutes the entire agreement of the parties in relation to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification or amendment of this Agreement will be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

     7. Parties in Interest. None of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties hereto and their respective successors, assigns and trusts (if any).

     8. Construction. The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

     9. Governing Law; Venue. This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law). Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced in Los Angeles County, California.

     10. Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     11. Arbitration. Any controversy or claim arising out of, or relating to, this agreement, or the making, performance, or interpretation of it, will be settled by arbitration in Los Angeles County, California under the commercial arbitration rules of the American Arbitration Association, JAMS/ENDDISPUTE, ADR Dispute Resolution Services in Century City, California, or another commercial Arbitrator or arbitration service then existing mutually acceptable to both parties, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

     12. Corporate Authority. By affixing their signatures below, each corporate signatory represents, covenants and warrants that he or she is the duly authorized officer of his or her respective corporation, fully authorized to execute and bind his or her corporate principal to the obligations undertaken herein.


     IN WITNESS WHEREOF, the parties have executed this Agreement at Los Angeles, California, as of the date and year first above written. Each party has thoroughly reviewed all of the provisions of this agreement, and each party approves of the Agreement's provisions in all particulars.

                                      MERCHANTS BILLING SERVICES, INC.


                                      By: /s/  Becky H. Takeda
                                          -----------------------------------
                                               Becky H. Takeda, President


                                      PROCESSING SOURCE INTERNATIONAL, INC.


                                      By: /s/ Christine Crocker
                                          -----------------------------------
                                               Christine Crocker, Secretary and
                                               Treasurer